                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                            /s/ Geoffrey Button
                                             -------------------------------
                                                       Geoffrey Button

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                            /s/ Ngaire E. Cuneo
                                             ---------------------------------
                                                        Ngaire E. Cuneo

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                          /s/ Howard L. Feinsand
                                            ---------------------------------
                                                      Howard L. Feinsand

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                           /s/ L. Ben Lytle
                                           ---------------------------------
                                                       L. Ben Lytle

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 3, 2000                             /s/ James E. Rogers
                                             ---------------------------------
                                                          James E. Rogers

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                             /s/ Jay J. Strauss
                                            ---------------------------------
                                                         Jay J. Strauss

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                           /s/ A. Ray Weeks, Jr.
                                            ---------------------------------
                                                       A. Ray Weeks, Jr.

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                           /s/ Thomas L. Hefner
                                             ---------------------------------
                                                       Thomas L. Hefner

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                          /s/ Darell E. Zink, Jr.
                                            ---------------------------------
                                                      Darell E. Zink, Jr.

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 25, 2000                       /s/ Barrington H. Branch
                                           ---------------------------------
                                                   Barrington H. Branch

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 7, 2000                         /s/ William Cavanaugh III
                                             ---------------------------------
                                                     William Cavanaugh III

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                          /s/ Charles R. Eitel
                                            ---------------------------------
                                                      Charles R. Eitel

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2000                          /s/ William O. McCoy
                                            ---------------------------------
                                                      William O. McCoy

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                          /s/ John W. Nelley, Jr.
                                            ---------------------------------
                                                      John W. Nelley, Jr.

                                                                     Exhibit 24


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the Company's Direct Stock Purchase and Dividend Reinvestment Plan, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  February 1, 2000                        /s/ Thomas D. Senkbeil
                                          ---------------------------------
                                                    Thomas D. Senkbeil